UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2020

BERRY GLOBAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On March 4, 2020, the Company held its Annual Meeting of Stockholders at the Tropicana Executive Conference Center located at 450 NW Riverside Dr., Evansville, Indiana 47708 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on the four proposals described below.  The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement.
As of the record date for the Annual Meeting, there were 132,393,631 shares of common stock issued and outstanding and entitled to vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 111,981,274 shares of common stock, or 84.58% of the issued and outstanding shares of common stock, were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: Election of Directors.

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
B. Evan Bayh	104,017,454	4,916,208	6,999	3,040,613
Jonathan F. Foster	105,269,398	3,662,963	8,300	3,040,613
Idalene F. Kesner	108,166,539	767,511	6,611	3,040,613
Carl J. Rickertsen	107,119,715	1,812,579	8,367	3,040,613
Ronald S. Rolfe	105,988,037	2,944,963	7,661	3,040,613
Thomas E. Salmon	104,611,300	3,115,989	1,213,372	3,040,613
Paula A. Sneed	108,108,119	825,521	7,021	3,040,613
Robert A. Steele	107,696,013	1,236,779	7,869	3,040,613
Stephen E. Sterrett	108,002,516	929,706	8,439	3,040,613
Scott B. Ullem	107,297,173	1,635,646	7,842	3,040,613

Item 2: Ratification of Ernst & Young LLP as the Company’s independent registered public accountants for thefiscal year ending September 26, 2020.

Votes For	Votes Against	Abstentions
109,243,662	2,730,183	7,429

Item 3: Advisory, non-binding vote to approve the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,125,649	2,803,471	11,541	3,040,613

Item 4: Stockholder proposal to permit stockholders to act by written consent.

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,065,921	49,216,088	658,652	3,040,613

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Date: March 9, 2020	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer
and Secretary